UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

The Fixed Income Opportunity Portfolio

August 11, 2014

To the Shareholders of The Fixed Income Opportunity Portfolio:

A Special Meeting (the “Special Meeting”) of shareholders of The Fixed Income Opportunity Portfolio (the “Portfolio”) of the HC Capital Trust (the “Trust”) will be held on August 29, 2014 at 10:00 am (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of the Portfolio will be asked to consider and vote upon important matters relating to the portfolio management services provided to them.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box, and voting for or against the proposals described in the Proxy Statement.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the approval of the proposal.

Please mark, sign, and date any enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Robert J. Zion

President

HC Capital Trust

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of

THE FIXED INCOME OPPORTUNITY PORTFOLIO

(the “Portfolio”)

of

HC CAPITAL TRUST

to be held on August 29, 2014

TO THE SHAREHOLDERS:

Notice is hereby given (“Notice of Meeting”) that a Special Meeting (the “Special Meeting”) of the shareholders of the Portfolio of the HC Capital Trust (the “Trust”) will be held on Friday, August 29, 2014, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, Pennsylvania 19428, at 10:00 am (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of each of the Portfolios will be asked:

To approve or disapprove an amendment to the portfolio management agreement between the Trust and Western Asset Management Company relating to the Portfolio.

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposal above is provided in the proxy statement attached to this Notice of Meeting.

Shareholders of record of the Portfolio at the close of business on July 30, 2014 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return any enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON AUGUST 29, 2014

The Notice of Annual Meeting of Shareholders and Proxy Statement are available on the Internet at www.hccapitalsolutions.com.

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

PROXY STATEMENT

This proxy statement (“Proxy Statement”) and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the HC Capital Trust (the “Trust”). The matters discussed in this Proxy Statement relate to The Fixed Income Opportunity Portfolio (the “Portfolio”) of the Trust.

Proxies so solicited are intended for use at a special meeting of shareholders of the Portfolio or any adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 am (Eastern Time) on Friday, August 29, 2014 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card(s) will first be mailed to shareholders on or about August 11, 2014. Only shareholders of record of the Portfolio on July 30, 2014 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposal (the “Proposal”) to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect the Proposal and the number of shares outstanding (“Record Date Shares”) for the Portfolio as of the Record Date:

Summary of Proposal	Affected Portfolio	Record Date Shares for Affected Portfolio
Approval of Amendment No. 1 to the portfolio management agreement between the Trust, on behalf of The Fixed Income Opportunity Portfolio, and Western Asset Management Company (“WAMCO”).	The Fixed Income Opportunity Portfolio	HC Strategic Shares: HC Advisors Shares:

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote. Shareholders of the Portfolio will vote together on the proposal without regard to the class of shares held.

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of the Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. Approval of the Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of the Portfolio. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Portfolio are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each proposal. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposal, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. HC Capital Solutions, a separate operating division of Hirtle Callaghan & Co. LLC (the “Adviser”), serves as the primary investment adviser to the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve the Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2013, as well as its Semi-Annual Report to Shareholders, dated December 31, 2013, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND.

Background. The Trust is a diversified, open-end management investment company. It is designed to operate as a “multi-manager” or “manager of managers” vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more investment advisory organizations (each, a “Specialist Manager”). The Adviser serves as the Trust’s primary investment adviser for the Portfolio and each of the other separate investment portfolios that comprise the Trust. In this capacity, the Adviser is responsible for selecting Specialist Managers that it believes will achieve superior investment records relative to selected benchmarks; implement investment styles that complement those of other Special Managers serving the relevant portfolios and monitor the performance and adherence to stated styles of the Specialist Mangers. The Adviser is also responsible for allocating portfolio assets among Specialist Managers and allocations to any Specialist Manager may vary between 0% to 100%, at the discretion of the Adviser. The Trust’s Board is responsible for the overall supervision and management of the business and affairs of the Trust.

The Portfolio’s Specialist Managers. The Trust has entered into separate portfolio management agreements relating to The Fixed Opportunity Portfolio with four Specialist Managers. These Specialist Managers are: Fort Washington Investment Advisors, Inc. (“Fort Washington”); Mellon Capital Management Corporation (“Mellon Capital”); Pacific Investment Management Company, LLC (“PIMCO”); and Western Asset Management Company (“WAMCO”). Additional information about WAMCO, Fort Washington, Mellon Capital and PIMCO is set forth under the heading “Management of the Trust” in this Information Statement.

The portfolio management agreement with WAMCO (“WAMCO Agreement”) is the most recently implemented of the portfolio management agreements relating to The Fixed Opportunity Portfolio. It was approved by the Board on July 28, 2014, and became effective on July 29, 2014, as permitted under the terms of an exemptive order (the “Manager of Managers Order”) issued to the Trust by the Securities and Exchange Commission (“SEC”). Under the WAMCO Agreement as currently in effect, WAMCO is entitled to receive a fee computed at a maximum annual rate of .40% of the average net assets of that portion of the Portfolio’s assets (“WAMCO Account”) allocated to WAMCO by the Adviser.

Proposed Amendment to the WAMCO Agreement. At the same meeting at which the WAMCO Agreement was approved, the Board also approved an amendment to the WAMCO Agreement (the “Proposed Amendment”) that would increase WAMCO’s fee to a level commensurate with the fee generally charged by WAMCO in connection with the specialized investment services strategy sought by the Portfolio. In approving the Proposed Amendment, the Board considered a number of factors specifically related to the nature of WAMCO’s credit intensive investment process and the specialized nature of the market in structured products, particularly those backed by commercial real estate. Under the 1940 Act, the Proposed Amendment may only be implemented with the approval of the Portfolio’s shareholders. If the Proposed Amendment is implemented, the rate at which fees payable to WAMCO will be computed will be higher than those of other current Specialist Managers for the Portfolio. As a result, it is expected that the overall advisory fees to be paid by the Portfolio will increase if the Proposed Amendment is approved. The extent of such increase will depend on the allocation of assets amongst the various Specialist Managers.

The Proposed Amendment may only be implemented with the approval of the Portfolio’s shareholders. In the event that shareholders do not approve the Proposed Amendment, WAMCO has agreed to continue to serve the Portfolio under the WAMCO Agreement as it currently exists until a reasonable termination date is decided upon by both parties, which period of time will not exceed 150 days, while the Board determines an appropriate course of action.

Further Information

The factors considered by the Board in approving the Proposed Amendment, as well as further information about the Portfolio, the WAMCO Agreement and the impact of the Proposed Amendment on the Portfolio fees and expenses is set forth below. Appendix A of this Proxy Statement illustrates the impact that the fee structure under the Proposed Agreement would have had on the Portfolio had it been in effect during the fiscal year ended June 30, 2014.

THE BOARD RECOMMENDS THAT

SHAREHOLDERS OF THE FIXED INCOME OPPORTUNITY PORTFOLIO

VOTE “FOR” THE PROPOSAL

PROPOSAL: Approval of the Proposed Amendment to the WAMCO Agreement

The shareholders of the Portfolio are being asked to approval the Proposed Amendment to the WAMCO Agreement. The Proposed Amendment was approved by the Trust’s Board, including a majority of the Independent Trustees, at a meeting of the Board held on July 28, 2014. In connection with its deliberations, the Board had before it information requested and received from WAMCO, as well as information provided to it by the Adviser. During the course of the Board’s deliberations, the Independent Trustees were represented by independent legal counsel.

In addition to information about the WAMCO organization summarized below, the Board considered information provided to it by the Adviser about the negotiations between the Adviser and WAMCO relating to the current WAMCO Agreement. In particular, the Board considered the Adviser’s assessment of the likely opportunity cost to the Portfolio in the event of delay in implementing the WAMCO Agreement; that this assessment led the Adviser to request that WAMCO accept the fee contemplated by the current WAMCO Agreement (“Current Fee Schedule”); and that WAMCO had agreed to the Advisers request to facilitate reliance on the Manager of Managers Order and help avoid delay in implementing WAMCO’s specialized investment services (“WAMCO Strategy”). The Board was also informed that the fee generally offered by WAMCO to clients seeking the WAMCO Strategy is significantly higher than the Current Fee Schedule. Additionally, the Board considered the information provided by WAMCO and the Adviser with respect to the nature of the global market for mortgage-backed and structured securities, the Adviser’s experience with WAMCO and the expertise in this market of the investment personnel expected to be primarily responsible for the WAMCO Account in this market.

In concluding that approval of the Proposed Amendment was in the best interests of the Portfolio and consistent with the expectations of its shareholders, the Board gave substantial weight to the Adviser’s views noted above, as well as the Adviser’s assessment of the potential contribution to the Portfolio of the WAMCO Strategy. The Board also considered the Adviser’s representation that allocations of between 10% and 20% of the Portfolio’s assets are expected to be made to the WAMCO Account, subject to changes in the Adviser’s assessment of the markets and related factors.

Other factors considered by the Board in approving the Proposed Amendment include the nature and quality of the services to be provided by WAMCO, and the Adviser’s expectations for the Portfolio and the types of circumstances that may lead the Adviser to recommend changes in the level of assets to WAMCO.

The Board also determined that the rate at which WAMCO would be compensated for its services under the Proposed Amendment was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Portfolio managed by other investment advisers (the “peer group”) and with information from WAMCO regarding the fee structures of its similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Portfolio and of the Trust as a whole, the fact that the Proposed Amendment would implement a rate structure commensurate with the range of fees WAMCO regularly receives for services similar to those provided to the Portfolio and that the terms of the WAMCO Agreement and the Proposed Amendment were determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

The Board also reviewed the information provided regarding the estimated profits to be realized with respect to WAMCO’s relationship with the Portfolio, including that WAMCO had agreed to serve the Portfolio under a significantly lower fee for a period of time that would allow the Portfolio to have access to its strategy while shareholder approval of the Proposed Amendment, and the higher fee thereunder, was obtained. In considering the extent to which economies of scale may be realized by WAMCO, and whether the proposed fee level reflects these economies, the Board considered representations provided by the Adviser that further fee negotiations would be considered as the circumstances of the Portfolio and the markets that are the focus of the WAMCO Strategy, evolve.

The Board was aware of the fact that implementing the proposed engagement would result in an increase in the overall advisory fees paid by the Portfolio but balanced such increase against the Adviser’s recommendation that access to the portfolio management strategies employed by WAMCO would benefit the Portfolio. The Board also recognized that the overall levels of advisory fees experienced by the Portfolio depend upon the manner in which its assets are allocated among the various Specialist Managers.

In concluding that implementation of the Proposed Amendment would be appropriate and, further, that approval of the Proposed Amendment was in the best interests of shareholders of the Portfolio, the Board considered it of importance that, like all of the portfolios of the Trust, the Portfolio is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Portfolio are generally available only to such clients.

Information About the Portfolio Management Agreement and the Proposed Amendment.

The WAMCO Agreement requires the named service provider to (i) provide a continuous investment program for that portion of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The WAMCO Agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the Investment Company Act.

Under the terms of the Proposed Amendment, WAMCO shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.75% average daily net assets of that portion of the Portfolio allocated to it.

Currently, under the WAMCO Agreement, WAMCO is entitled to receive a fee computed as follows:

If assets allocated to WAMCO are:	Then, the Annual Rate will be:

Above $200 million	.20% of average daily net assets

Below $200 million due to reallocation/redemptions*	0.40% of assets up to $25 million;

0.375% of assets of $25 million to $50 million;

0.3375 on assets of $50 million to $100 million;

0.25% on assets of $100 million to $200 million; and

0.20% on assets of $200 million or more.

*	Any change in the applicable annual rate will be applied beginning with the first calendar quarter following the date on which such withdrawal or redemption reduced the average daily net assets to $200 million or less

For more information on the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix A.

If the proposal is approved, the Proposed Amendment will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed Amendment is not approved by the Portfolio’s shareholders, the current Specialist Managers will continue to manage the Portfolio and WAMCO will temporarily continue to manage the portion of the Portfolio allocated to it while the Board determines the appropriate course of action.

OTHER MATTERS.

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING.

The presence of the holders of 40% of the shares of the Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to the Portfolio. Approval of the proposal requires the approval of the holders of a “majority of the outstanding voting securities” of the Portfolio. Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION.

Management of the Trust.

Information about HC Capital Solutions. Under the terms of two separate discretionary investment advisory agreements (the “HC Agreements”) with the Trust, the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2014, the Adviser received advisory fees from the Portfolio in the amount of $437,562.

The Adviser is a division of Hirtle, Callaghan & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Robert J. Zion, Chief Operating Officer, Secretary and a Principal of Hirtle, Callaghan & Co., LLC, serves on the Trust’s Board and also serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 11, 2014.

Information about WAMCO.

WAMCO is a global asset management firm offering various strategies to individual and institutional investors around the world, and currently WAMCO serves as a Specialist Manager for The Fixed Income Opportunity Portfolio, focusing on mortgage-backed and structured securities. WAMCO, the principal office of which is located at 385 E. Colorado Blvd., Pasadena, CA 91101, has provided investment management services for the Portfolio since July 29, 2014. As of March 31, 2014, WAMCO managed assets of $469 billion, of which approximately $270 billion represented assets of mutual funds. WAMCO is a corporation organized under the laws of California. WAMCO is a wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”), a registered investment adviser. Legg Mason, Inc. is an NYSE-listed, independent asset management firm based in Baltimore, Maryland. The company went public in August 1983, and has not experienced a change in ownership since that date. WAMCO was originally founded and began providing investment management services in 1971.

Day-to-day investment decisions for The Fixed Income Opportunity Portfolio are the responsibility of a team of managers lead by Anup Agarwal. Mr. Agarwal is Head of MBS/ABS with Western Asset Management, and has over 17 years of experience. Prior to joining WAMCO in 2013, Mr. Agarwal served as Portfolio Manager and Head of Consumer Credit with Stark Investments from 2007 to 2013. Other professional managers include S. Kenneth Leech, Harris A. Trifon and Ian Justice. Mr. Leech has been the Chief Investment Officer for WAMCO since 1990. Mr. Trifon has served as a Portfolio Manager and Research Analyst at WAMCO since 2014. Before joining WAMCO, Mr. Trifon was a Director, Fixed Income Research at Deutsche Bank and Director, Structured Finance at Standard & Poor’s. Mr. Justice has been a Research Analyst at WAMCO since 2005.

The name and principal occupation of the principal executive officers and each director of WAMCO, where applicable, are as follows:

Name	Principal Occupation

James W. Hirschmann	Chief Executive Officer and President Assistant Secretary; Manager, International Legal & Compliance of Global Portfolio Operations

James J. Flick	Director of Global Client Service & Marketing

Bruce D. Alberts, CPA	Chief Financial Officer

Charles A. (Tony) Ruys de Perez	General Counsel and Secretary; Head of Legal & Compliance

Brett B. Canon	Director of Risk Management & Operations

Daniel E. Giddings	Assistant Secretary; Manager, International Legal & Compliance

Gavin L. James	Director of Global Portfolio Operations

WAMCO does not act as an investment adviser with respect to any other registered funds that have similar investment objectives to the Portfolio.

Information about the Other Specialist Managers.

The Fixed Income Opportunity Portfolio is currently managed by four Specialist Managers: WAMCO, Fort Washington Investment Advisors. Inc. (“Fort Washington”) Mellon Capital Management Corporation (“Mellon Capital”) and Pacific Investment Management Company LLC (“PIMCO”).

Fort Washington’s principal offices are located at 303 Broadway, Suite 1200, Cincinnati, OH 45202 and, as noted above, Fort Washington is entitled to a fee calculated according to the same fee schedule as is currently applicable to WAMCO.

Mellon Capital’s principal offices are located at 50 Fremont Street, Suite 3900, San Francisco, CA 94105 and Mellon Capital is entitled to a fee calculated at an annual rate of 0.25% of the average daily net assets allocated to it.

PIMCO’s principal offices are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660 and PIMCO is entitled to a fee calculated at an annual rate of 0.45% of the average daily net assets allocated to it.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distribution Services. Unified Financial Securities, Inc. (“Unified”) provides certain services the Trust pursuant to an agreement most recently approved by the Board on March 11, 2014, in connection with the issuance and sale of shares of the several portfolios of the Trust. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services provided by Unified are limited and are not primarily intended to result in the sale of Trust shares. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The principal offices of Unified, a wholly-owned subsidiary of Huntington Bancshares, Inc. are located at 2960 North Meridian St., Suite 300, Indianapolis, IN, 46208.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolio as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Portfolio.

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Dated: August 11, 2014

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

APPENDIX A

Pro Forma Fee and Expense Table: The Fixed Income Opportunity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Fixed Income Opportunity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectus for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rate at which WAMCO would be compensated under the Proposed Amendment is higher than the fee schedule currently applicable to WAMCO under the current WAMCO Agreement. Accordingly, the overall level of advisory fees payable by the Portfolio is expected to increase relative to advisory fees currently being incurred by the Portfolio.

The current WAMCO Agreement was entered into subsequent to June 30, 2014 and resulted in an increase of the overall advisory fees payable by the Portfolio, The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2014, restated to reflect the addition of WAMCO on July 29, 2014, with the advisory fees that would have been incurred during such periods had WAMCO served the Portfolio during such period under the terms of the Proposed Amendment .

HC Strategic Shares

Pro Forma with respect to the FYE June 30, 2014

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2014 were approximately $804.1 million.

As noted above, the following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2014, re-stated to reflect the addition of WAMCO on July 29, 2014 by using the anticipated final allocation of assets upon the WAMCO account being fully funded, resulting in an allocation of: 80% to Fort Washington, 20% to WAMCO, 0% to Mellon Capital and 0% to PIMCO. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Restated Fees as of 6/30/2014	Fees Under Proposed Amendment as of 6/30/2014
Management Fees*	0.27%	0.36%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.34%	0.43%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Restated Expenses as of 6/30/2014	Expenses that would have been Incurred during the FYE 6/30/2014 if the Proposed Amendment had been in place during such period
1 year	$35	$44
3 years	$109	$138
5 years	$191	$241
10 years	$431	$542

HC Advisors Shares

Pro Forma with respect to the FYE June 30, 2014

The net assets of the Portfolio’s HC Advisors Shares as of June 30, 2014 were approximately $1.1 million.

As noted above, the following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2014, re-stated to reflect the addition of WAMCO on July 29, 2014 by using the anticipated final allocation of assets upon the WAMCO account being fully funded, resulting in an allocation of: 80% to Fort Washington, 20% to WAMCO, 0% to Mellon Capital and 0% to PIMCO. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Restated Fees as of 6/30/2014	Fees Under Proposed Amendment as of 6/30/2014
Management Fees*	0.27%	0.36%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.59%	0.68%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Restated Expenses as of 6/30/2014	Expenses that would have been Incurred during the FYE 6/30/2014 if the Proposed Amendment had been in place during such period
1 year	$60	$69
3 years	$189	$218
5 years	$329	$379
10 years	$738	$847

EXHIBIT A

HC Capital Trust Fixed Income Opportunity Portfolio

Amendment No. 1 to the Portfolio Management Agreement

Amendment, made as of August 29, 2014, to the Portfolio Management Agreement dated July 29, 2014 (the “Agreement”) between the HC Capital Trust, an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and Western Asset Management Company (“Portfolio Manager”). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, Portfolio Manager provides day-to-day portfolio management services to a portion of the HC Capital Trust Fixe Income Opportunity Portfolio (“Portfolio”), a separate series of the Trust, pursuant to the Agreement; and

WHEREAS, the Trust and the Portfolio Manager has agreed to amend the Agreement in a manner that will increase the fee payable to the Portfolio Manager, as more fully set forth herein, and the Trust has determined that such amendment is in the interests of the shareholders of the Portfolio;

NOW, THEREFORE, it is hereby agreed that Section 4 of the Agreement will be replaced in its entirety by the following:

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end at the annual rate of 0.75% of the average daily net assets of the Account.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC CAPITAL TRUST

By:
Title:

WESTERN ASSET MANAGEMENT COMPANY

By:
Title:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M77520-S21970	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE FIXED INCOME OPPORTUNITY PORTFOLIO – HC ADVISORS SHARES CLASS

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain
1.	To approve an amendment to the portfolio management agreement between the Trust and Western Asset Management Company relating to the Portfolio.			☐	☐	☐
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

M77521-S21970

SPECIAL MEETING OF SHAREHOLDERS

OF

THE FIXED INCOME OPPORTUNITY PORTFOLIO

OF

HC CAPITAL TRUST

AUGUST 29, 2014

The undersigned appoints Robert J. Zion and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 29, 2014 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M77520-S21970	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE FIXED INCOME OPPORTUNITY PORTFOLIO – HC STRATEGIC SHARES CLASS

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain
1.	To approve an amendment to the portfolio management agreement between the Trust and Western Asset Management Company relating to the Portfolio.			☐	☐	☐
Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

M77521-S21970

SPECIAL MEETING OF SHAREHOLDERS

OF

THE FIXED INCOME OPPORTUNITY PORTFOLIO

OF

HC CAPITAL TRUST

AUGUST 29, 2014

The undersigned appoints Robert J. Zion and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, August 29, 2014 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.